Exhibit 99.2

Last updated 8/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2012 and 2011

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY (Dollars in Millions)

1	Arizona Public Service	$133	$95	$38	$136	$88	$48
2	El Dorado	—	—	—	—	—	—
3	Parent Company	(2)	(2)	—	(5)	(5)	—

4	Income From Continuing Operations	131	93	38	131	83	48

	Income (Loss) From Discontinued Operations - Net of Tax
5	SunCor	—	—	—	(1)	—	(1)
6	Other	(1)	1	(2)	—	1	(1)
7	Total	(1)	1	(2)	(1)	1	(2)

8	Net Income	130	94	36	130	84	46

9	Less: Net Income Attributable to Noncontrolling Interests	8	7	1	16	12	4

10	Net Income Attributable to Common Shareholders	$122	$87	$35	$114	$72	$42

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

11	Arizona Public Service	$1.20	$0.86	$0.34	$1.24	$0.81	$0.43
12	El Dorado	—	—	—	—	—	—
13	Parent Company	(0.01)	(0.01)	—	(0.05)	(0.05)	—

14	Income From Continuing Operations	1.19	0.85	0.34	1.19	0.76	0.43

	Income (Loss) From Discontinued Operations - Net of Tax
15	SunCor	—	—	—	(0.01)	—	(0.01)
16	Other	(0.01)	0.01	(0.02)	—	0.01	(0.01)
17	Total	(0.01)	0.01	(0.02)	(0.01)	0.01	(0.02)

18	Net Income	1.18	0.86	0.32	1.18	0.77	0.41

19	Less: Net Income Attributable to Noncontrolling Interests	0.07	0.07	—	0.14	0.12	0.02

20	Net Income Attributable to Common Shareholders	$1.11	$0.79	$0.32	$1.04	$0.65	$0.39

21	BOOK VALUE PER SHARE	$34.49	$33.13	$1.36	$34.49	$33.13	$1.36

	COMMON SHARES OUTSTANDING (Thousands)
22	Average - Diluted	110,359	109,718	641	110,183	109,540	643
23	End of Period	109,540	109,090	450	109,540	109,090	450

See Glossary of Terms.

Last updated 8/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2012 and 2011

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$418	$360	$58	$690	$633	$57
25	Business	401	380	21	693	679	14
26	Total retail	819	740	79	1,383	1,312	71
	Wholesale revenue on delivered electricity
27	Traditional contracts	22	20	2	34	31	3
28	Off-system sales	16	16	—	37	33	4
29	Transmission for others	7	8	(1)	13	16	(3)
30	Other miscellaneous services	14	15	(1)	31	55	(24)
31	Total regulated operating electricity revenues	878	799	79	1,498	1,447	51

	MARKETING AND TRADING
32	Electricity and other commodity sales	—	—	—	—	—	—
33	Total operating electric revenues	$878	$799	$79	$1,498	$1,447	$51

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	3,333	2,968	365	5,886	5,620	266
35	Business	3,922	3,746	176	7,112	7,020	92
36	Total retail	7,255	6,714	541	12,998	12,640	358
	Wholesale electricity delivered
37	Traditional contracts	334	270	64	497	412	85
38	Off-system sales	652	690	(38)	1,518	1,336	182
39	Retail load hedge management	50	37	13	80	69	11
40	Total regulated electricity	8,291	7,711	580	15,093	14,457	636

	MARKETING AND TRADING
41	Wholesale sales of electricity	—	—	—	—	—	—
42	Total electric sales	8,291	7,711	580	15,093	14,457	636

See Glossary of Terms.

Last updated 8/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2012 and 2011

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
43	Residential	1,001,323	992,605	8,718	1,004,452	996,148	8,304
44	Business	127,209	125,759	1,450	126,921	125,676	1,245
45	Total	1,128,532	1,118,364	10,168	1,131,373	1,121,824	9,549
46	Wholesale customers	48	47	1	47	47	—
47	Total customers	1,128,580	1,118,411	10,169	1,131,420	1,121,871	9,549

48	Customer growth (% over prior year)	0.9%	0.3%	0.6%	0.9%	0.4%	0.5%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

49	Residential	3,178	3,219	(41)	5,816	5,859	(43)
50	Business	3,876	3,840	36	7,081	7,098	(17)
51	Total	7,054	7,059	(5)	12,897	12,957	(60)

	RETAIL USAGE (KWh/Average Customer)

52	Residential	3,328	2,990	338	5,860	5,642	218
53	Business	30,836	29,783	1,053	56,033	55,857	176

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

54	Residential	3,174	3,243	(69)	5,791	5,882	(91)
55	Business	30,473	30,539	(66)	55,791	56,482	(691)

	ELECTRICITY DEMAND (MW)

56	Native load peak demand	6,755	6,776	(21)	6,755	6,776	(21)

	WEATHER INDICATORS - RESIDENTIAL

	Actual
57	Cooling degree-days	568	375	193	568	375	193
58	Heating degree-days	9	27	(18)	426	614	(188)
59	Average humidity	15%	14%	1%	15%	14%	1%

	10-Year Averages
60	Cooling degree-days	499	499	—	499	499	—
61	Heating degree-days	13	13	—	513	513	—
62	Average humidity	16%	16%	0%	16%	16%	0%

See Glossary of Terms.

Last updated 8/2/12

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended June 30, 2012 and 2011

		3 Months Ended June 30,			6 Months Ended June 30,
Line		2012	2011	Incr (Decr)	2012	2011	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
63	Nuclear	2,336	2,178	158	4,696	4,626	70
64	Coal	2,376	2,988	(612)	4,948	5,938	(990)
65	Gas, oil and other	2,180	1,197	983	3,424	2,038	1,386
66	Total generation production	6,892	6,363	529	13,068	12,602	466
	Purchased power
67	Firm load	1,688	1,359	329	2,857	1,976	881
68	Marketing and trading	100	358	(258)	170	585	(415)
69	Total purchased power	1,788	1,717	71	3,027	2,561	466
70	Total energy sources	8,680	8,080	600	16,095	15,163	932

	POWER PLANT PERFORMANCE

	Capacity Factors
71	Nuclear	93%	87%	6%	94%	93%	1%
72	Coal	62%	78%	(16)%	65%	78%	(13)%
73	Gas, oil and other	29%	17%	12%	23%	15%	8%
74	System average	50%	48%	2%	47%	48%	(1)%

	ECONOMIC INDICATORS

	Building Permits (a)
75	Metro Phoenix	3,189	1,841	1,348	5,418	3,504	1,914

	Arizona Job Growth (b)
76	Payroll job growth (% over prior year)	2.1%	0.7%	1.4%	1.9%	0.7%	1.2%
77	Unemployment rate (%, seasonally adjusted)	8.2%	9.6%	(1.4)%	8.4%	9.7%	(1.3)%

Sources:

(a)               RL Brown Housing Reports — Builder’s Research Institute, LLC  Home Builder’s Marketing, Inc.

(b)              Arizona Department of Economic Security

See Glossary of Terms.